Filed pursuant to Rule 497(e)
Registration Nos. 333-206240; 811-23084

Verity U.S. Treasury Fund

Investor Class
(Trading Symbol: USTVX)

A series of Series Portfolios Trust (the “Trust”)

March 22, 2024

Supplement to the Prospectus dated October 30, 2023

At the recommendation of Verity Asset Management, the investment adviser to the Verity U.S. Treasury Fund, (the “Fund”), the Board of Trustees of the Trust has approved the elimination of the 2% redemption fee; that is applied to redemptions of Fund shares that are held for 60 days or less. Accordingly, all references to the redemption fee are hereby removed from the Fund’s Prospectus, effective March 25, 2024.

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Please retain this Supplement with your Prospectus for future reference.